UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 12, 2019
(Date of earliest event reported)

CSAIL 2019-C18 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001792905)

Column Financial, Inc.

(Central Index Key Number 0001628601)

UBS AG

(Central Index Key Number 0001685185)

Rialto Real Estate Fund III – Debt, LP

(Central Index Key Number 0001654834)

CIBC Inc.

(Central Index Key Number 0001548567)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333-227081-04	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11 Madison Avenue
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On December 12, 2019 Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the CSAIL 2019-C18 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C18 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Credit Suisse Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $599,437,000, were sold to Credit Suisse Securities (USA) LLC (“Credit Suisse”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), CIBC World Markets Corp. (“CIBC Markets”) and Academy Securities, Inc. (“Academy” and, together with Credit Suisse, SGAS, UBS Securities and CIBC Markets, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 20, 2019 among the Registrant, the Underwriters and Column Financial, Inc. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of December 12, 2019.

On December 12, 2019 the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $599,437,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $4,060,000, were approximately $595,377,000. Of the expenses paid by the Registrant, approximately $597,000 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $613,000 in the form of fees were paid to the Underwriters, approximately $597,000 were paid to or for the Underwriters and $3,447,000 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333- 227081) was originally declared effective on December 20, 2018.

On December 12, 2019, the Registrant sold the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G and Class NR-RR Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $89,572,002, to Credit Suisse, SGAS and UBS Securities (collectively, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated November 20, 2019, among the Depositor, Column Financial, Inc. and the Initial Purchasers. The Private Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 22, 2019 and filed with the Securities and Exchange Commission on December 12, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described above.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Farmers Insurance	4.7	4.2
ILPT Industrial Portfolio	4.8	4.3
United Healthcare Office	4.9	N/A(1)
Redwood Technology Center	4.10	N/A(1)
Crimson Retail Portfolio	4.11	N/A
Presidential City	4.12	4.4
Gatlin Retail Portfolio	4.13	4.5
Phoenix Industrial Portfolio II	4.14	4.5
Del Mar Terrace Apartments	4.15	4.6
Courtyard by Marriott Secaucus	4.16	4.5
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2019-C18 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 20, 2019 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and Column, (ii) from UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 20, 2019 as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and UBS AG, (iii) from Rialto Real Estate Fund III – Debt, LP (“RREF III”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 20, 2019 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant and RREF III, (iv) from CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 20, 2019 and as to which an executed version is attached hereto as Exhibit 99.4, among the Registrant and CIBC and (v) from Societe Generale Financial

Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement dated as of November 20, 2019 as to which an executed version is attached hereto as Exhibit 99.5, between the Registrant and SGFC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

Credit Risk Retention

Rialto Real Estate Fund III – Debt, LP, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase and retention of approximately 4.12% of the certificate balance, notional amount or percentage interest, as applicable, in each class of Certificates (other than the Class R Certificates) (collectively, the “VRR Interest”) by RREF III-D CSAIL 2019-C18 MOA, LLC, its “majority owned affiliate” (as defined in the Risk Retention Rule) and by the purchase and retention of a portion of the Class NR-RR Certificates (such retained portion, the “HRR Certificates”) by RREF III-D CSAIL 2019-C18 MOA-HRR, LLC, its “majority owned affiliate” (as defined in the Risk Retention Rule).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $6,381,479 (excluding accrued interest), representing approximately 0.90% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $35,612,877, representing 5.0% of the aggregate fair value, as of the Closing Date, of all the Certificates (other than the Class R Certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated November 12, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated November 20, 2019, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, SG Americas Securities, LLC, UBS Securities LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and Column Financial, Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2019 by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	CSAIL 2019-C17 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	MSC 2019-L3 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	SGCMS 2019-PREZ TSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	UBS 2019-C17 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	WFCM 2019-C52 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	Farmers Insurance Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	ILPT Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	United Healthcare Office Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	Redwood Technology Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	Crimson Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	Presidential City Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Gatlin Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	Phoenix Industrial Portfolio II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	Del Mar Terrace Apartments Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	Courtyard by Marriott Secaucus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2019.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2019 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 22, 2019, which such certification is dated November 22, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between Rialto Real Estate Fund III – Debt, LP, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between CIBC Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between Societe Generale Financial Corporation, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 12, 2019	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated November 20, 2019, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Credit Suisse Securities (USA) LLC, SG Americas Securities, LLC, UBS Securities LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and Column Financial, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2019 by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	CSAIL 2019-C17 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	MSC 2019-L3 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	SGCMS 2019-PREZ TSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	UBS 2019-C17 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	WFCM 2019-C52 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Farmers Insurance Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	ILPT Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	United Healthcare Office Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Redwood Technology Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Crimson Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.12	Presidential City Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Gatlin Retail Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Phoenix Industrial Portfolio II Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	Del Mar Terrace Apartments Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	Courtyard by Marriott Secaucus Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2019.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 12, 2019 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 22, 2019, which such certification is dated November 22, 2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between Rialto Real Estate Fund III – Debt, LP, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of November 20, 2019, between CIBC Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)

99.5	Mortgage Loan Purchase Agreement, dated as of September 17, 2019, between Societe Generale Financial Corporation, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)